Exhibit 99.1 DISCUSSION MATERIALS SUBORDINATED DEBT OFFERING INVESTOR PRESENTATION MAY 2021Exhibit 99.1 DISCUSSION MATERIALS SUBORDINATED DEBT OFFERING INVESTOR PRESENTATION MAY 2021

CERTAIN IMPORTANT INFORMATION CERTAIN IMPORTANT INFORMATION This presentation is confidential. This presentation is personal to each prospective investor and has been prepared by CNB Financial Corporation (the “Company” or “CNB”) solely for information purposes based on its own information, as well as information from public sources, in connection with the proposed private placement (the “Placement”) of the Company’s subordinated notes (the “Notes”). This presentation is a summary only and has been prepared to assist prospective investors in making their own evaluation of the Company. Neither the Company, the placement agents, nor any other person is making any implied or express representation or warranty as to the accuracy, completeness or fairness of the information contained herein, and neither the Company, the placement agents nor any other person shall have any liability for any information contained herein, or any omissions from this presentation or any other written or oral communications transmitted to the recipient by the Company, the placement agents or any other person in the course of the recipient’s evaluation of the Placement. Except as otherwise indicated, this presentation speaks as of the date hereof. This presentation does not purport to contain all of the information that may be relevant or material to a prospective investor’s investment decision. In all cases, prospective investors should conduct their own investigation and analysis of the Company. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and may not be re- offered or resold absent registration or an exemption from registration under applicable federal and state securities laws. The Notes are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Investment in the Notes has not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), the FDIC, the Board of Governors of the Federal Reserve System, the Pennsylvania Department of Banking and Securities or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Placement or the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made pursuant to a definitive note purchase agreement to be entered into among the Company and the purchaser named therein. Prospective investors should not construe anything in this presentation as legal, business or tax advice. Each prospective investor should consult its own advisors as needed to make its investment decision and to determine whether it is legally permitted to purchase the Notes under applicable legal investment or similar laws or regulations. THE INFORMATION CONTAINED IN THIS PRESENTATION MAY CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY. BY ACCEPTING THIS PRESENTATION, THE RECIPIENT AGREES TO USE ANY SUCH INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONSAND APPLICABLE LAW, INCLUDING APPLICABLE FOREIGN AND UNITED STATESFEDERAL AND STATE SECURITIESLAWS. The Company is subject to the periodic reporting and informational requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and filings made by the Company with the SEC under the Exchange Act are available for free by visiting EDGAR on the SEC website at www.sec.gov. 2CERTAIN IMPORTANT INFORMATION CERTAIN IMPORTANT INFORMATION This presentation is confidential. This presentation is personal to each prospective investor and has been prepared by CNB Financial Corporation (the “Company” or “CNB”) solely for information purposes based on its own information, as well as information from public sources, in connection with the proposed private placement (the “Placement”) of the Company’s subordinated notes (the “Notes”). This presentation is a summary only and has been prepared to assist prospective investors in making their own evaluation of the Company. Neither the Company, the placement agents, nor any other person is making any implied or express representation or warranty as to the accuracy, completeness or fairness of the information contained herein, and neither the Company, the placement agents nor any other person shall have any liability for any information contained herein, or any omissions from this presentation or any other written or oral communications transmitted to the recipient by the Company, the placement agents or any other person in the course of the recipient’s evaluation of the Placement. Except as otherwise indicated, this presentation speaks as of the date hereof. This presentation does not purport to contain all of the information that may be relevant or material to a prospective investor’s investment decision. In all cases, prospective investors should conduct their own investigation and analysis of the Company. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and may not be re- offered or resold absent registration or an exemption from registration under applicable federal and state securities laws. The Notes are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Investment in the Notes has not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), the FDIC, the Board of Governors of the Federal Reserve System, the Pennsylvania Department of Banking and Securities or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Placement or the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made pursuant to a definitive note purchase agreement to be entered into among the Company and the purchaser named therein. Prospective investors should not construe anything in this presentation as legal, business or tax advice. Each prospective investor should consult its own advisors as needed to make its investment decision and to determine whether it is legally permitted to purchase the Notes under applicable legal investment or similar laws or regulations. THE INFORMATION CONTAINED IN THIS PRESENTATION MAY CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY. BY ACCEPTING THIS PRESENTATION, THE RECIPIENT AGREES TO USE ANY SUCH INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONSAND APPLICABLE LAW, INCLUDING APPLICABLE FOREIGN AND UNITED STATESFEDERAL AND STATE SECURITIESLAWS. The Company is subject to the periodic reporting and informational requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and filings made by the Company with the SEC under the Exchange Act are available for free by visiting EDGAR on the SEC website at www.sec.gov. 2

CERTAIN IMPORTANT INFORMATION PRIVATE PLACEMENT DISCLAIMER This presentation has been prepared by the Company solely for informational purposes based on information regarding our operations, as well as information from public sources. This presentation is for information purposes only and is being furnished on a confidential basis to a limited number of persons who have represented to the Company that they qualify as an “accredited investor” as defined in Rule 501(a)(1)-(3), (7), (9), (12) and (13) of Regulation D adopted under the Securities Act, or a qualified institutional buyer as such term is defined in Rule 144A under the Securities Act. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, the Notes by any person in any jurisdiction in which it is unlawful for such person to make such offer or solicitation. The information in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this presentation at any time. Purchase of the Notes may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by the purchase agreement. This presentation does not contain all of the information you should consider before investing in the Notes and should not be construed as accounting, investment, legal, regulatory or tax advice. Each prospective investor should review the purchase agreement, make such investigation as it deems necessary to arrive at an independent evaluation of an investment in the Notes and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this presentation. The Notes will be subject to significant limitations on their liquidity. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the Notes described herein. 3CERTAIN IMPORTANT INFORMATION PRIVATE PLACEMENT DISCLAIMER This presentation has been prepared by the Company solely for informational purposes based on information regarding our operations, as well as information from public sources. This presentation is for information purposes only and is being furnished on a confidential basis to a limited number of persons who have represented to the Company that they qualify as an “accredited investor” as defined in Rule 501(a)(1)-(3), (7), (9), (12) and (13) of Regulation D adopted under the Securities Act, or a qualified institutional buyer as such term is defined in Rule 144A under the Securities Act. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, the Notes by any person in any jurisdiction in which it is unlawful for such person to make such offer or solicitation. The information in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this presentation at any time. Purchase of the Notes may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by the purchase agreement. This presentation does not contain all of the information you should consider before investing in the Notes and should not be construed as accounting, investment, legal, regulatory or tax advice. Each prospective investor should review the purchase agreement, make such investigation as it deems necessary to arrive at an independent evaluation of an investment in the Notes and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this presentation. The Notes will be subject to significant limitations on their liquidity. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the Notes described herein. 3

CERTAIN IMPORTANT INFORMATION CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act with respect to CNB’s financial condition, liquidity, results of operations, future performance and business. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond CNB’s control). Forward- looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” CNB’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) the duration and scope of the COVID-19 pandemic and the local; national and global impact of COVID-19; (ii) actions governments, businesses and individuals take in response to the pandemic; (iii) the speed and effectiveness of vaccine and treatment developments and deployment; (iv) the pace of recovery when the COVID-19 pandemic subsides; (v) changes in general business, industry or economic conditions or competition; (vi) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (vii) adverse changes or conditions in capital and financial markets; (viii) changes in interest rates; (ix) higher than expected costs or other difficulties related to integration of combined or merged businesses; (x) the effects ofbusiness combinations and otheracquisition transactions, including the inability to realize the anticipated benefits ofany such transactions; (xi) changes in the quality or composition of our loan and investment portfolios; (xii) adequacy of loan loss reserves; (xiii) increased competition; (xiv) loss of certain key officers; (xv) deposit attrition; (xvi) rapidly changing technology; (xvii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xviii) changes in the cost of funds, demand for loan products or demand for financial services; and (xix) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on CNB's financial position and results of operations. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sectionsof and the forward-lookingstatement disclaimers in CNB’s annual and quarterly reports filed with the SEC. The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this presentation. CNB undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise,except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in thispresentation mightnot occur and you should not put undue reliance on any forward-lookingstatements. NON-GAAP FINANCIAL MEASURES This presentation contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Company’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. Non-GAAP measures reflected within the presentation include evaluations on the impact ofmerger costs, branch closure costs and FHLB prepayment penalties on various metrics ofthe Company’s financial performance. 4CERTAIN IMPORTANT INFORMATION CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act with respect to CNB’s financial condition, liquidity, results of operations, future performance and business. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond CNB’s control). Forward- looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” CNB’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) the duration and scope of the COVID-19 pandemic and the local; national and global impact of COVID-19; (ii) actions governments, businesses and individuals take in response to the pandemic; (iii) the speed and effectiveness of vaccine and treatment developments and deployment; (iv) the pace of recovery when the COVID-19 pandemic subsides; (v) changes in general business, industry or economic conditions or competition; (vi) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (vii) adverse changes or conditions in capital and financial markets; (viii) changes in interest rates; (ix) higher than expected costs or other difficulties related to integration of combined or merged businesses; (x) the effects ofbusiness combinations and otheracquisition transactions, including the inability to realize the anticipated benefits ofany such transactions; (xi) changes in the quality or composition of our loan and investment portfolios; (xii) adequacy of loan loss reserves; (xiii) increased competition; (xiv) loss of certain key officers; (xv) deposit attrition; (xvi) rapidly changing technology; (xvii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xviii) changes in the cost of funds, demand for loan products or demand for financial services; and (xix) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on CNB's financial position and results of operations. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sectionsof and the forward-lookingstatement disclaimers in CNB’s annual and quarterly reports filed with the SEC. The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this presentation. CNB undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise,except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in thispresentation mightnot occur and you should not put undue reliance on any forward-lookingstatements. NON-GAAP FINANCIAL MEASURES This presentation contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Company’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. Non-GAAP measures reflected within the presentation include evaluations on the impact ofmerger costs, branch closure costs and FHLB prepayment penalties on various metrics ofthe Company’s financial performance. 4

PRELIMINARY TERM SHEET Issuer: CNB Financial Corporation (NASDAQ: CCNE) Fixed-to-Floating Rate Subordinated Debt Due 2031 Security Offered: (1) Expected Rating : BBB- (Kroll Bond Rating Agency) Reg. D Private Placement Format: Term: 10 Years 5 years Optional Call Date: General corporate purposes, which may include the planned redemption of $50 million of Use of Proceeds: outstanding subordinated debt callable in October 2021 and support of additional loan growth Keefe, Bruyette & Woods, A Stifel Company Lead Placement Agent: Boenning & Scattergood Co-Placement Agents: Janney Montgomery Scott (1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other 5 rating. PRELIMINARY TERM SHEET Issuer: CNB Financial Corporation (NASDAQ: CCNE) Fixed-to-Floating Rate Subordinated Debt Due 2031 Security Offered: (1) Expected Rating : BBB- (Kroll Bond Rating Agency) Reg. D Private Placement Format: Term: 10 Years 5 years Optional Call Date: General corporate purposes, which may include the planned redemption of $50 million of Use of Proceeds: outstanding subordinated debt callable in October 2021 and support of additional loan growth Keefe, Bruyette & Woods, A Stifel Company Lead Placement Agent: Boenning & Scattergood Co-Placement Agents: Janney Montgomery Scott (1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other 5 rating.

CORPORATE OVERVIEWCORPORATE OVERVIEW

INVESTMENT HIGHLIGHTS

A PREMIER FRANCHISE

- #1 market share and community bank in Clearfield County since 1865
- #3 community bank[1] in legacy CNB Bank markets
- #3 ranked community bank[1] in the Buffalo MSA

SUPERIOR MARKET POSITION

- Strong market presence with 4 diversified local brands that are well recognized within their respective markets
- Meaningful scale in key growth markets, including Buffalo, NY, Columbus, OH and Cleveland, OH

ATTRACTIVE BUSINESS MIX

- Diversified loan portfolio with high growth in Cleveland and Buffalo markets
- Robust C&I lender comprising 37.3% of loan portfolio
- Stable funding base, average deposits per branch of approximately $99 million

EXPERIENCED LEADERSHIP

- Led by Chief Executive Officer Joe Bower since 2010 with 30+ years of banking experience
- Richard Greslick, Chief Support Officer, has been with CNB for 22 years
- Tito Lima, Chief Financial Officer, has more than 30 years of experience in banking

STRONG FINANCIAL POSITIONING

- $4.9B in total assets with YTD net income of $14.1 million and YTD ROATCE of 16.7%[2]
- Strives to achieve and maintain performance levels in the top quartile of peer group
- Strong ROA and ROE with prudent expense management

CONSISTENT GROWTH STORY

- Strong and successful track record of organic growth
- Acquisitions on a selective basis to enter new growth markets or supplement existing growth markets
- Completed 3 acquisitions since 2013

1) Community bank defined as banks with total assets < $30.0B. Deposit market share as of June 30, 2020
2) YTD ROATCE is a non-GAAP financial measure; see appendix for reconciliation

Note: Unless otherwise indicated, financial data is as of or for the three months ended March 31, 2021

Source: Deposit Market Share data from S&P Global Market Intelligence; Deposit market share data shown based upon 2020 FDIC data and Company filings

CNB FINANCIAL CORPORATION 7

CNB FINANCIAL CORPORATION

- Holding Company for **CNB Bank** (Clearfield, PA), serving the community since 1865
- 44 full-service offices, 1 drive-through location and 1 loan production office across Pennsylvania, New York and Ohio
- CNB Bank's regional divisions include **CNB Bank** (Western PA); **FC Bank** (Columbus & Central OH), **ERIEBANK** (Cleveland, OH & Erie, PA); and **BankOnBuffalo** (Buffalo, NY)
- NASDAQ: **CCNE**; Market Capitalization: $426 million

FINANCIAL HIGHLIGHTS	
ASSETS:	$4.9 billion
DEPOSITS:	$4.4 billion
LOANS:	$3.4 billion
YTD ROAA:	1.20%
YTD ROATCE[(1)]:	16.70%
NPAS/ASSETS:	0.69%


GREATER BUFFALO, NY
ERIE, PA
NY
CLEVELAND, OH
PA
COLUMBUS, OH
OH
CNB BANK
ERIEBANK
BANKONBUFFALO
FC BANK

1) ROATCE is a non-GAAP measure. See appendix for reconciliation
Note: Market data as of 5/14/2021. Financial data as of 3/31/2021
Source: Company filings and market capitalization data from S&P Global Market Intelligence

CNB FINANCIAL CORPORATION 8

UNIQUE MULTI-STATE, MULTI-BRAND MODEL

CNB BANK	ERIEBANK (A division of CNB Bank)	FCBank (A division of CNB Bank)	BankonBuffalo (A division of CNB Bank)
18 full-service offices Western and Central PA focus 9 full-service offices in Clearfield & Centre, PA counties 5 full-service offices in McKean & Elk, PA counties Other offices in Jefferson, Cambria, Indiana, and Blair, PA counties Legacy bank of the organization founded in 1865	Opened August 2005 Led by Division President David J. Zimmer, III, an Erie native with 30+ years of experience 10 full-service offices serving Erie, Crawford, & Warren counties in PA, and Lake, Ashtabula, & Cuyahoga counties in OH 1 loan production office in Cleveland, OH Expanded greater-Cleveland presence with acquisition of Lake National Bank in 2016	Opened in 2013 with the acquisition of FC Banc Corp. in Bucyrus, OH Led by Division President Jenny Saunders, who has 36 years of banking experience Focus on the greater-Columbus metro area and northeastern Ohio 6 full-service offices serving Bucyrus, Cardington, Fredericktown, Shiloh, Grandview, and Worthington, OH Replicate ERIEBANK strategy to grow organically via opening new offices and hiring additional lenders	Opened in 2016 as a single loan production office which was converted to a full-service branch in 2017 Currently 10 full-service offices and 1 drive through location with the addition of Bank of Akron Led by Division President & long-time local banker Martin Griffith Headquartered in downtown Buffalo's iconic Electric Tower building Strong growth story with recent, significant loan & deposit growth along with the Bank of Akron acquisition

CNB FINANCIAL CORPORATION 9

EXPERIENCED LEADERSHIP

TOP EXECUTIVES & CHAIRMAN OF THE BOARD



JOSEPH B. BOWER JR.
President, CEO & Director

- CEO of CNB Financial Corporation since January 1, 2010
- Has been with the Company since 1997 – previously served as Chief Financial Officer and Chief Operating Officer of CNB Bank as well as Secretary and Treasurer of CNB Financial Corporation
- Previously worked as a certified public accountant and served in the United States Army
- Serves on various boards within the community



RICHARD GRESLICK JR.
Sr. EVP, Chief Support Officer

- Served as Sr. EVP & Chief Support Officer since 2009
- Previous roles with CNB include Sr. Vice President of Administration and Vice President of Operations
- Participated in CNB Bank's management training program



TITO L. LIMA
EVP, CFO & Treasurer

- Joined CNB Financial Corporation as CFO in July 2019
- Formerly served as CFO and EVP at NexTier Bank, N.A.
- Prior to NexTier, previously served as EVP and Corporate Controller of National Penn Bancshares, Inc.
- Additional experience includes: Interim Chief Accounting Officer of Sterling Financial Corp; Corporate Controller of F.N.B. Corporation; Chief Financial Officer of First National Bank of Pennsylvania



PETER F. SMITH
Independent Chairman of the Board of Directors

- Served as Chairman of the Board since January 1, 2017 and has been a Director since September 1989
- Also serves as Chairman of the Board at CNB Bank
- Lawyer with practice concentrated on commercial transactions, real estate, mineral law, estate planning and related litigation
- Has served on the Ethics Committee of The Pennsylvania Bar Association since 1994

BOARD OF DIRECTORS

PETER F. SMITH *Independent Chairman of the Board of Directors*	*See biographical information on left*
JOSEPH B. BOWER JR.	*See biographical information on left*
RICHARD GRESLICK JR.	*See biographical information on left*
ROBERT W. MONTLER	President and CEO, Lee Industries and Keystone Process Equipment
JOEL E. PETERSON	President of Clearfield Wholesale Paper
DEBORAH D. PONTZER	Economic Development and Workforce Specialist, Office of Congressman Glenn Thompson
JEFFREY S. POWELL	President, J.J. Powell, Inc.
NICK N. SCOTT JR.	Vice President and Owner, Scott Enterprises
RICHARD B. SEAGER III	Retired President & CEO, Beacon Light Behavioral Health Systems
FRANCIS X. STRAUB III	Managing Officer and Director, St. Marys Pharmacy, Inc. and Bennetts Valley Pharmacy, Inc.
PETER C. VARISCHETTI	President, Varischetti Holdings, LP
JULIE M. YOUNG	Human Resources Attorney, JMY Law, LLC
MICHAEL OBI *CNB Bank Director*	President of UBIZ Venture Capital and CEO of Spectrum Global Solutions

CNB FINANCIAL CORPORATION 10

A BANK OF CHOICE IN LEGACY CNB BANK MARKETS

LEADING COMMUNITY BANK[1] MARKET SHARE

Combined CNB Bank Franchise County Footprint[1] [2]

2020 Rank	Institution (ST)	2020 Number of Branches	2020 Total Deposits in Market ($000)	2020 Total Market Share (%)
1	S&T Bancorp Inc. (PA)	20	2,631,168	18.8
2	First Commonwealth Financial (PA)	28	1,924,302	13.7
3	CNB Financial Corp. (PA)	20	1,599,216	11.4
4	Northwest Bancshares, Inc. (PA)	21	1,204,181	8.6
5	1ST SUMMIT BANCORP Johnstown (PA)	13	906,666	6.5
6	AmeriServ Financial Inc. (PA)	10	766,166	5.5
7	Reliance Bancorp MHC (PA)	9	447,433	3.2
8	TFS Financial Corp. (OH)	1	375,336	2.7
9	InFirst Bancorp MHC (PA)	6	373,848	2.7
10	Riverview Financial Corp. (PA)	8	350,744	2.5
11	Hamlin B&TC (PA)	7	306,562	2.2
12	Community Bankers' Corporation (PA)	6	269,226	1.9
13	Kish Bancorp Inc. (PA)	4	257,322	1.8
14	Dollar Mutual Bancorp (PA)	4	231,015	1.6
15	Somerset Trust Holding Company (PA)	8	230,561	1.6
16	Emclaire Financial Corp (PA)	7	214,121	1.5
17	Park National Corp. (OH)	3	195,672	1.4
18	Penns Woods Bancorp Inc. (PA)	5	178,890	1.3
19	Altoona First SB (PA)	3	153,959	1.1
20	PennCrest BANK (PA)	7	152,946	1.1
21	Fulton Financial Corp. (PA)	2	150,725	1.1
22	Community Investors Bancorp (OH)	5	135,745	1.0
23	Premier Financial Corp. (OH)	1	118,566	0.8
24	Peoples S&L Co. (OH)	2	115,883	0.8
25	Slovenian Savings & Loan Assn. (PA)	4	112,704	0.8
26	First Federal Bank of Ohio (OH)	2	82,469	0.6
27	Investment SB (PA)	2	79,725	0.6
28	Old Dominion National Bank (VA)	1	74,417	0.5
29	Citizens Financial Services (PA)	1	69,985	0.5
30	Galion Building & Loan Bank (OH)	2	58,795	0.4
31	Juniata Valley Financial Corp. (PA)	2	54,065	0.4
32	Civista Bancshares Inc. (OH)	1	49,690	0.4
33	Mifflinburg Bancorp Inc. (PA)	1	40,597	0.3
34	First MHC (OH)	1	40,410	0.3
35	Hometown Bank of Pennsylvania (PA)	2	29,505	0.2
36	Andover Bancorp Inc. (OH)	1	25,785	0.2
37	Citizens & Northern Corp. (PA)	1	10,724	0.1
38	Woodforest Financial Grp Inc. (TX)	3	7,269	0.1
39	NexTier Inc. (PA)	1	0	0.0

CNB BANK

- 18 full-service offices operate as CNB Bank throughout western and central Pennsylvania
- #3 ranked community bank[1] in CNB Bank brand's combined county market[2]
- Community bank of choice in its markets
- Deep roots in the community – established in 1865
- Proven market leader with strong deposit market share positioning
- #1 community bank by deposit market share in Clearfield County, PA – 40% of the market
- Top 3 deposit market share in Elk and McKean counties

(1) Community bank defined as banks with total assets < $30 billion. Deposit market share data as of June 30, 2020
(2) Combined county market includes: McKean, PA; Elk, PA; Jefferson, PA; Clearfield, PA; Indiana, PA; Cambria, PA; Blair, PA; Centre, PA
Source: Deposit Market Share data from S&P Global Market Intelligence; Deposit market share data shown based upon June 30, 2020 FDIC data

CNB FINANCIAL CORPORATION 11

KEY GROWTH MARKETS





BUFFALO, NY

- 2nd largest city in New York state
- High growth market due to several development activities worth over $6B enacted since 2006:
  - Wider development of the Buffalo Niagara Medical Campus
  - Solar City, a solar panel factory in South Buffalo
  - Northland Corridor, the home of a $44 million WNY Workforce Training Center
  - HarborCenter, a $200M state-of-the art hockey / entertainment complex located in the downtown Buffalo / Canalside area
- Buffalo market drives meaningful growth: loans grew $22 million, or 2.8%, and deposits grew by $131 million, or 12.4%, since December 31, 2019, excluding Bank of Akron acquisition and $341 million and $550 million, respectively, with Bank of Akron

COLUMBUS, OH

- One of the nation's fastest growing cities
- Growth fueled by a diversified economy with 19% of employment coming from education, tech, government, research, insurance and healthcare
- With a regional population of 2.1 million, this growth can be attributed to the OneColumbus Strategy, formerly known as the Columbus 2020 Regional Growth Strategy:
  - Catalyst for over 150,000 net new jobs and over $8B of capital investment
  - Since implementing this strategy, the population has seen a 30% increase in per capita income

CLEVELAND, OH

- Cleveland is the 2nd largest city in the state of Ohio
- Major manufacturing and commercial hub
- Ranks as one of the chief ports on the Great Lakes
- Experienced significant public and private investment in the last decade
- Economy focused on healthcare, education, research, financial services and manufacturing

Source: city-buffalo.com; buffaloniagara.com; columbus.gov; columbusregion.com; city.cleveland.oh.us; rethinkcleveland.org

CNB FINANCIAL CORPORATION 12

BUSINESS HIGHLIGHTSBUSINESS HIGHLIGHTS

LOAN PORTFOLIO COMPOSITION

3/31/21 LOAN PORTFOLIO COMPOSITION


COMMERCIAL MORTGAGE 31.7%
C&I 37.3%
RESIDENTIAL REAL ESTATE 28.1%
CONSUMER & OTHER 2.9%

	Loan Portfolio Detail				
($000s)	2017Y	2018Y	2019Y	2020Y	2021Q1
Commercial & Industrial	$669,745	864,253	983,129	1,242,233	1,269,139
Commercial Mortgages	682,132	722,956	869,654	1,059,494	1,079,479
Residential Real Estate	710,509	795,152	821,680	967,968	953,999
Consumer & Other	83,573	92,196	129,572	102,094	98,367
Total Loans	**$2,145,959**	**$2,474,557**	**$2,804,035**	**$3,371,789**	**$3,400,984**

OBSERVATIONS

- MRQ loan yield of 4.76%
- Loan growth driven primarily by increases in C&I loans and CRE loans primarily from our Cleveland and Buffalo regions
- Excluding $195 million of net PPP loans, loans grew $402 million, or 14.3%, from December 31, 2019 including Bank of Akron
- CNB views commercial lending as its competitive advantage and remains focused on the area by hiring and retaining experienced loan officers
- Continued focus on adhering to disciplined pricing and credit quality standards
- CRE concentration ratio of 247.7%(1)

(1) Defined as the regulatory agencies guidance on commercial real estate (CRE) as a percent of total capital
Note: "MRQ" means for the 3 month period ended March 31, 2021
Source: Company filings and S&P Global Market Intelligence

CNB FINANCIAL CORPORATION 14

COVID-19 LOAN MODIFICATIONS (1) COVID-19 MODIFICATIONS BY INDUSTRY OBSERVATIONS § Total modified loans comprised 3.4% of the total loan portfolio outstanding as of March 31, 2021 § Modifications are 81% Principal & Interest, 19% Principal only § 79% of modifications are scheduled to resume $114M contractual payments by end of the third quarter 2021 and the remaining 21% by the end of 2021 ADDITIONAL DETAIL AS OF 3/31/21 Accomodation Arts, Real Estate and Food Entertainment Rental and Services and Recreation Leasing Other Total ($ in millions) Deferred outstanding balances $87,321 $14,354 $5,028 $7,302 $114,005 # of deferred loans 30 4 5 29 68 Average Loan Size $2,911 $3,589 $1,006 $252 $1,677 15 (1) Data as of March 31, 2021COVID-19 LOAN MODIFICATIONS (1) COVID-19 MODIFICATIONS BY INDUSTRY OBSERVATIONS § Total modified loans comprised 3.4% of the total loan portfolio outstanding as of March 31, 2021 § Modifications are 81% Principal & Interest, 19% Principal only § 79% of modifications are scheduled to resume $114M contractual payments by end of the third quarter 2021 and the remaining 21% by the end of 2021 ADDITIONAL DETAIL AS OF 3/31/21 Accomodation Arts, Real Estate and Food Entertainment Rental and Services and Recreation Leasing Other Total ($ in millions) Deferred outstanding balances $87,321 $14,354 $5,028 $7,302 $114,005 # of deferred loans 30 4 5 29 68 Average Loan Size $2,911 $3,589 $1,006 $252 $1,677 15 (1) Data as of March 31, 2021

(1) ADDITIONAL DETAIL – HOSPITALITY / HOTELS HOSPITALITY LOANS BY CATEGORY (3/31/21) HOSPITALITY/HOTELS LOAN PORTFOLIO § Franchise hotels comprise 98% of total hotel portfolio as of 3/31/21 § Resort or destination related hospitality sites comprise approximately 1% of the total hotel portfolio as of 3/31/21 § Prioritize tier 1 preferred franchises: Hilton and Marriott $209M § Secondarily tier 2 franchises: Holiday Inn and Choice § Prioritize limited service hotels with 60 – 150 rooms § 90.7% pass rated § Average LTV of 51% ADDITIONAL DETAIL AS OF 3/31/21 Deferred # of Outstanding Average Past Non- Outstanding $ in Thousands Loans Balance Loan Size Due Performing Balance Independent 11 $3,424 $311 0.0% $1,586 $121 Franchised 60 205,741 3,429 0.0% 0 85,797 Total Hospitality Loans 71 $209,165 $2,946 0.0% $1,586 $85,918 16 (1) Excludes PPP loans(1) ADDITIONAL DETAIL – HOSPITALITY / HOTELS HOSPITALITY LOANS BY CATEGORY (3/31/21) HOSPITALITY/HOTELS LOAN PORTFOLIO § Franchise hotels comprise 98% of total hotel portfolio as of 3/31/21 § Resort or destination related hospitality sites comprise approximately 1% of the total hotel portfolio as of 3/31/21 § Prioritize tier 1 preferred franchises: Hilton and Marriott $209M § Secondarily tier 2 franchises: Holiday Inn and Choice § Prioritize limited service hotels with 60 – 150 rooms § 90.7% pass rated § Average LTV of 51% ADDITIONAL DETAIL AS OF 3/31/21 Deferred # of Outstanding Average Past Non- Outstanding $ in Thousands Loans Balance Loan Size Due Performing Balance Independent 11 $3,424 $311 0.0% $1,586 $121 Franchised 60 205,741 3,429 0.0% 0 85,797 Total Hospitality Loans 71 $209,165 $2,946 0.0% $1,586 $85,918 16 (1) Excludes PPP loans

CONSERVATIVE CREDIT CULTURE MARCH 31, 2021 NONACCRUAL LOANS BY TYPE HISTORICAL NPAs/ASSETS & NCOs/LOANS HISTORICAL ASSET QUALITY 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 NONACCRUAL LOANS $15,653 $14,262 $21,736 $30,359 $31,882 ACCRUAL LOANS GREATER THAN 89 DAYS 616 887 61 325 987 OREO 710 418 1,633 862 770 RESTRUCTURED LOANS 8,344 8,201 7,359 10,457 10,400 NONPERFORMING ASSETS $25,323 $23,768 $30,789 $42,003 $44,039 NONPERFORMING ASSETS (EX. TDRs) $16,979 $15,567 $23,430 $31,546 $33,639 NPAs / ASSETS 0.91% 0.74% 0.82% 0.89% 0.90% NPAs / ASSETS (EX. TDRs) 0.61% 0.48% 0.62% 0.67% 0.69% Note: TDRs is an abbreviation for Troubled Debt Restructurings and excludes COVID-19 related modifications. NPAs is an abbreviation for non-performing assets. NCOs is an abbreviation for net charge-offs. 17 Source: Company filings. NCOs-Bank Only excludes Holiday Financial Services.CONSERVATIVE CREDIT CULTURE MARCH 31, 2021 NONACCRUAL LOANS BY TYPE HISTORICAL NPAs/ASSETS & NCOs/LOANS HISTORICAL ASSET QUALITY 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 NONACCRUAL LOANS $15,653 $14,262 $21,736 $30,359 $31,882 ACCRUAL LOANS GREATER THAN 89 DAYS 616 887 61 325 987 OREO 710 418 1,633 862 770 RESTRUCTURED LOANS 8,344 8,201 7,359 10,457 10,400 NONPERFORMING ASSETS $25,323 $23,768 $30,789 $42,003 $44,039 NONPERFORMING ASSETS (EX. TDRs) $16,979 $15,567 $23,430 $31,546 $33,639 NPAs / ASSETS 0.91% 0.74% 0.82% 0.89% 0.90% NPAs / ASSETS (EX. TDRs) 0.61% 0.48% 0.62% 0.67% 0.69% Note: TDRs is an abbreviation for Troubled Debt Restructurings and excludes COVID-19 related modifications. NPAs is an abbreviation for non-performing assets. NCOs is an abbreviation for net charge-offs. 17 Source: Company filings. NCOs-Bank Only excludes Holiday Financial Services.

ADDITIONAL CREDIT QUALITY DETAIL COMMERCIAL LOANS BY RISK RATING (3/31/21) Special $ in Thousands Pass Mention Substandard Doubtful Total Pass % Commercial, Industrial and Agricultural $1,228,161 $10,921 $30,057 $0 $1,269,139 96.8% Commercial Mortgages 1,026,707 16,360 36,412 0 1,079,479 95.1% Total $2,254,868 $27,281 $66,469 $0 $2,348,618 96.0% RESIDENTIAL, CONSUMER & CREDIT CARD – PERFORMING DETAIL (3/31/21) Residential $ in Thousands Real Estate Consumer Credit Cards Total Performing $949,786 $89,886 $7,848 $1,047,520 Nonperforming 4,213 371 27 4,611 Total $953,999 $90,257 $7,875 $1,052,131 18 Source: Company filingsADDITIONAL CREDIT QUALITY DETAIL COMMERCIAL LOANS BY RISK RATING (3/31/21) Special $ in Thousands Pass Mention Substandard Doubtful Total Pass % Commercial, Industrial and Agricultural $1,228,161 $10,921 $30,057 $0 $1,269,139 96.8% Commercial Mortgages 1,026,707 16,360 36,412 0 1,079,479 95.1% Total $2,254,868 $27,281 $66,469 $0 $2,348,618 96.0% RESIDENTIAL, CONSUMER & CREDIT CARD – PERFORMING DETAIL (3/31/21) Residential $ in Thousands Real Estate Consumer Credit Cards Total Performing $949,786 $89,886 $7,848 $1,047,520 Nonperforming 4,213 371 27 4,611 Total $953,999 $90,257 $7,875 $1,052,131 18 Source: Company filings

FINANCIAL TRENDS TOTAL ASSETS ($M) TOTAL GROSS LOANS ($M) (1) TOTAL DEPOSITS ($M) NET INCOME & ADJ. NET INCOME ($M) $60.0 $48.2 $50.0 $42.9 $40.1 $40.2 $38.1 $40.0 $33.7 $32.7 $30.0 $23.9 $20.0 $10.0 $0.0 2017 2018 2019 2020 LTM Net Income Adjusted Net Income (1) Adjusted Net income is a non-GAAP financial measure; see appendix for reconciliation Note: YTD data as of March 31, 2021 and “LTM” means for the unaudited 12 month period ended March 31, 2021 Note: “PPP” means the Paycheck Protection Program 19 Source: Company filingsFINANCIAL TRENDS TOTAL ASSETS ($M) TOTAL GROSS LOANS ($M) (1) TOTAL DEPOSITS ($M) NET INCOME & ADJ. NET INCOME ($M) $60.0 $48.2 $50.0 $42.9 $40.1 $40.2 $38.1 $40.0 $33.7 $32.7 $30.0 $23.9 $20.0 $10.0 $0.0 2017 2018 2019 2020 LTM Net Income Adjusted Net Income (1) Adjusted Net income is a non-GAAP financial measure; see appendix for reconciliation Note: YTD data as of March 31, 2021 and “LTM” means for the unaudited 12 month period ended March 31, 2021 Note: “PPP” means the Paycheck Protection Program 19 Source: Company filings

EARNINGS POWER (1) ROAA AND ADJUSTED ROAA RECENT EFFICIENCY INITIATIVES 1.40% § Re-established loan pricing floors from 4% to 5% 1.20% 1.17%1.18% 1.12% based on risk rating 1.20% 0.99% 1.00% 0.89% § Implemented strategies to utilize excess liquidity 0.75% 0.80% to enhance ongoing profitability 0.60% § Eliminated positions based on efficiencies 0.40% developed during work-at-home period 0.20% 0.00% § Consolidated 3 branches into existing branch 2017 2018 2019 2020 2021YTD facilities ROAA Adjusted ROAA (1) (1) ROATCE AND ADJUSTED ROATCE ADJUSTED EFFICIENCY RATIO 20.0% 16.7% 16.3%16.3% 16.0% 16.0% 14.1% 12.0% 11.1% 12.0% 8.0% 4.0% 0.0% 2017 2018 2019 2020 2021YTD ROATCE Adjusted ROATCE (1) Adjusted return on average assets, return on tangible common equity, adjusted return on tangible common equity and adjusted efficiency ratio are non-GAAP financial measures; see appendix for reconciliations 20 Source: Company filings EARNINGS POWER (1) ROAA AND ADJUSTED ROAA RECENT EFFICIENCY INITIATIVES 1.40% § Re-established loan pricing floors from 4% to 5% 1.20% 1.17%1.18% 1.12% based on risk rating 1.20% 0.99% 1.00% 0.89% § Implemented strategies to utilize excess liquidity 0.75% 0.80% to enhance ongoing profitability 0.60% § Eliminated positions based on efficiencies 0.40% developed during work-at-home period 0.20% 0.00% § Consolidated 3 branches into existing branch 2017 2018 2019 2020 2021YTD facilities ROAA Adjusted ROAA (1) (1) ROATCE AND ADJUSTED ROATCE ADJUSTED EFFICIENCY RATIO 20.0% 16.7% 16.3%16.3% 16.0% 16.0% 14.1% 12.0% 11.1% 12.0% 8.0% 4.0% 0.0% 2017 2018 2019 2020 2021YTD ROATCE Adjusted ROATCE (1) Adjusted return on average assets, return on tangible common equity, adjusted return on tangible common equity and adjusted efficiency ratio are non-GAAP financial measures; see appendix for reconciliations 20 Source: Company filings

ALLOWANCE FOR CREDIT LOSSES (ACL) ALLOWANCE FOR CREDIT LOSSES TRENDS OBSERVATIONS § The company adopted the current expected credit loss (“CECL”) methodology in Q4 2020 effective January 1, 2020 § Q1 2021 allowance for credit losses reflects a reserve build of $0.06 per diluted common share HISTORICAL ACL ACTIVITY YEAR ENDED, QUARTER ENDED, (Dollars in Thousands) 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 Loan Loss Reserve ($000) Beginning Allowance $ 16,330 $ 19,693 $ 19,704 $ 19,473 $ 34,340 Impact of ASC 326 Adoption - - - 4,963 - Initial Allowance on Loans Purchased with Credit Deterioration - - - 980 - Charge-offs & Adj. 4,077 6,593 6,751 7,078 1,058 Recoveries 785 532 496 648 151 Provision 6,655 6,072 6,024 15,354 2,122 Ending Allowance $ 19,693 $ 19,704 $ 19,473 $ 34,340 $ 35,555 Note: Beginning with the quarter ended December 31, 2020 the Company adopted ASU 2016-13, effective January 1, 2020. Although the Company’s adoption of CECL was effective January 1, 2020, the results prior to the quarter ended December 31, 2020, were based on the incurred loss methodology and these results have not been restated to reflect the application of the CECL methodology. Results for March 31, 2021 and December 31, 2020 reflect the application of the CECL methodology. 21 Source: Company filingsALLOWANCE FOR CREDIT LOSSES (ACL) ALLOWANCE FOR CREDIT LOSSES TRENDS OBSERVATIONS § The company adopted the current expected credit loss (“CECL”) methodology in Q4 2020 effective January 1, 2020 § Q1 2021 allowance for credit losses reflects a reserve build of $0.06 per diluted common share HISTORICAL ACL ACTIVITY YEAR ENDED, QUARTER ENDED, (Dollars in Thousands) 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 Loan Loss Reserve ($000) Beginning Allowance $ 16,330 $ 19,693 $ 19,704 $ 19,473 $ 34,340 Impact of ASC 326 Adoption - - - 4,963 - Initial Allowance on Loans Purchased with Credit Deterioration - - - 980 - Charge-offs & Adj. 4,077 6,593 6,751 7,078 1,058 Recoveries 785 532 496 648 151 Provision 6,655 6,072 6,024 15,354 2,122 Ending Allowance $ 19,693 $ 19,704 $ 19,473 $ 34,340 $ 35,555 Note: Beginning with the quarter ended December 31, 2020 the Company adopted ASU 2016-13, effective January 1, 2020. Although the Company’s adoption of CECL was effective January 1, 2020, the results prior to the quarter ended December 31, 2020, were based on the incurred loss methodology and these results have not been restated to reflect the application of the CECL methodology. Results for March 31, 2021 and December 31, 2020 reflect the application of the CECL methodology. 21 Source: Company filings

DEPOSIT MIX

3/31/21 DEPOSIT MIX



SAVINGS
51.8%
TIME
DEPOSITS
10.5%
DEMAND -
NONINTEREST
16.0%
DEMAND -
INTEREST
21.6%

Deposit Composition					
($000)	2017Y	2018Y	2019Y	2020Y	2021Q1
Demand - Noninterest Bearing	$321,858	$356,797	$382,259	$627,114	$699,231
Demand - Interest Bearing	565,399	600,046	628,579	951,903	941,630
Savings	915,587	1,258,506	1,663,673	2,126,183	2,258,250
Time Deposits	364,971	395,437	427,816	476,544	458,989
Total Deposits	**$2,167,815**	**$2,610,786**	**$3,102,327**	**$4,181,744**	**$4,358,100**

AVERAGE DEPOSITS PER BRANCH



AVG. DEPOSITS PER BRANCH ($000)
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$52,884
$62,172
$73,872
$95,040
$99,048
2017
2018
2019
2020
2021YTD

HIGHLIGHTS

- $99 million average deposits per branch as of March 31, 2021, nearly doubling in size since 2017
- Core deposits[(1)] represent over 89% of total deposits, with cost of deposits of 0.48% for the quarter ended March 31, 2021
  - Deposit costs have declined for 5 consecutive quarters

(1) All deposits except for time deposits
Source: Company filings

CNB FINANCIAL CORPORATION 22

INVESTMENT PORTFOLIO MARCH 31, 2021 AVAILABLE FOR SALE SECURITIES PORTFOLIO FAIR VALUE Amortized Unrealized Fair $ in thousands Cost Gains Losses Value U.S. Government Sponsored Entities $156,342 $4,897 ($1,673) $159,566 State and Political Subdivisions 78,024 2,422 (1,251) 79,195 Residential and Multi-Family Mortgages 327,536 7,670 (4,915) 330,291 Corporate Notes and Bonds 18,856 273 (275) 18,854 Pooled SBA 23,933 678 (22) 24,589 Other 1,020 0 (54) 966 Total $605,711 $15,940 ($8,190) $613,461 23 Source: Company filingsINVESTMENT PORTFOLIO MARCH 31, 2021 AVAILABLE FOR SALE SECURITIES PORTFOLIO FAIR VALUE Amortized Unrealized Fair $ in thousands Cost Gains Losses Value U.S. Government Sponsored Entities $156,342 $4,897 ($1,673) $159,566 State and Political Subdivisions 78,024 2,422 (1,251) 79,195 Residential and Multi-Family Mortgages 327,536 7,670 (4,915) 330,291 Corporate Notes and Bonds 18,856 273 (275) 18,854 Pooled SBA 23,933 678 (22) 24,589 Other 1,020 0 (54) 966 Total $605,711 $15,940 ($8,190) $613,461 23 Source: Company filings

LIQUIDITY § The Company manages liquidity to meet short-term financial obligations including the payment of deposits on demand or at maturity, the repayment of borrowings at maturity and the ability to fund commitments and other new business opportunities § Funding is obtained through a variety of sources (as of March 31, 2021): $ in millions Availability Excess Cash $605 FHLB $829 Unpledged Securities $233 Unsecured Lines of Credit $66 Brokered Deposit Capacity $731 Total $2,464 24 Source: Company filingsLIQUIDITY § The Company manages liquidity to meet short-term financial obligations including the payment of deposits on demand or at maturity, the repayment of borrowings at maturity and the ability to fund commitments and other new business opportunities § Funding is obtained through a variety of sources (as of March 31, 2021): $ in millions Availability Excess Cash $605 FHLB $829 Unpledged Securities $233 Unsecured Lines of Credit $66 Brokered Deposit Capacity $731 Total $2,464 24 Source: Company filings

OFFERING IMPACTOFFERING IMPACT

ILLUSTRATIVE IMPACT OF THE PROPOSED OFFERING CNB FINANCIAL CORPORATION – PRO FORMA CONSOLIDATED CAPITAL RATIOS (1) Note: Assumes $75 million gross offering size and redemption of outstanding $50 million of subordinated debt which is redeemable in October 2021 subject to regulatory approval Note: All offering assumptions are for illustrative purposes only; See “Caution Regarding Forward Looking Statements” 26 Source: Company filingsILLUSTRATIVE IMPACT OF THE PROPOSED OFFERING CNB FINANCIAL CORPORATION – PRO FORMA CONSOLIDATED CAPITAL RATIOS (1) Note: Assumes $75 million gross offering size and redemption of outstanding $50 million of subordinated debt which is redeemable in October 2021 subject to regulatory approval Note: All offering assumptions are for illustrative purposes only; See “Caution Regarding Forward Looking Statements” 26 Source: Company filings

LEVERAGE AND INTEREST COVERAGE ANALYSIS CNB FINANCIAL CORPORATION HISTORICAL LEVERAGE AND INTEREST COVERAGE 2021 Q1 PF Offering and Sub Note ($000) 2018 2019 2020 2021 Q1 Redemption Investment in subsidiaries $ 331, 260 $ 373, 913 $ 472,212 $ 473, 201 $ 473, 201 Consolidated equity 262, 830 304, 966 416, 137 417,603 417, 603 Double leverage ratio 126% 123% 113% 113% 113% (2) Interest Coverage Earnings: Income from continuing operations before taxes $ 40,229 $ 48,641 $ 40,090 $ 17,434 $ 17,434 (+) Interest on Borrowings and Finance Lease Liabilities 5,856 5, 349 4, 534 6 6 (+) Interest on Subordinated Notes 2, 875 2, 875 2, 875 719 - (+) Interest on Trust Preferred & IR Swap Impact 991 1, 104 905 169 169 (1) - - - - 656 (+) Interest Attributable to $75MM Subordinated Note Raise Earnings available to cover interest on other borrowings (net of deposit interest expense) 49,951 57,969 48,404 18,328 18,266 A (+) Interest on deposits 17,228 30,202 24, 142 4,280 4,280 B Earnings available to cover interest on deposits and other borrowings $ 67,179 $ 88,171 $ 72,546 $ 22,608 $ 22,546 Interest Expense: Interest on Borrowings $ 5,856 $ 5,349 $ 4,534 $ 6 $ 6 Interest on Subordinated Note 2, 875 2,875 2, 875 719 - Interest on Trust Preferred & IR Swap Impact 991 1, 104 905 169 169 (1) - - - - 656 Interest Attributable to $75MM Subordinated Note Raise C Interest expense on other borrowings (excluding interest on deposits) 9,722 9,328 8,314 894 832 Interest on deposits 17,228 30,202 24,142 4, 280 4,280 Interest expense, including interest on deposits $ 26,950 $ 39,530 $ 32,456 $ 5,174 $ 5,112 D Interest coverage on other borrowings (excluding deposit interest expense) - A / C 5.1x 6.2x 5.8x 20.5x 22.0x Interest coverage deposits and other borrowings - B / D 2.5x 2.2x 2.2x 4.4x 4.4x Source: S&P Global Market Intelligence and Company filings (1) Assumes 3.50% interest rate on $75 million new issuance 27 (2) Assumes net proceeds are retained at the holding company as liquidityLEVERAGE AND INTEREST COVERAGE ANALYSIS CNB FINANCIAL CORPORATION HISTORICAL LEVERAGE AND INTEREST COVERAGE 2021 Q1 PF Offering and Sub Note ($000) 2018 2019 2020 2021 Q1 Redemption Investment in subsidiaries $ 331, 260 $ 373, 913 $ 472,212 $ 473, 201 $ 473, 201 Consolidated equity 262, 830 304, 966 416, 137 417,603 417, 603 Double leverage ratio 126% 123% 113% 113% 113% (2) Interest Coverage Earnings: Income from continuing operations before taxes $ 40,229 $ 48,641 $ 40,090 $ 17,434 $ 17,434 (+) Interest on Borrowings and Finance Lease Liabilities 5,856 5, 349 4, 534 6 6 (+) Interest on Subordinated Notes 2, 875 2, 875 2, 875 719 - (+) Interest on Trust Preferred & IR Swap Impact 991 1, 104 905 169 169 (1) - - - - 656 (+) Interest Attributable to $75MM Subordinated Note Raise Earnings available to cover interest on other borrowings (net of deposit interest expense) 49,951 57,969 48,404 18,328 18,266 A (+) Interest on deposits 17,228 30,202 24, 142 4,280 4,280 B Earnings available to cover interest on deposits and other borrowings $ 67,179 $ 88,171 $ 72,546 $ 22,608 $ 22,546 Interest Expense: Interest on Borrowings $ 5,856 $ 5,349 $ 4,534 $ 6 $ 6 Interest on Subordinated Note 2, 875 2,875 2, 875 719 - Interest on Trust Preferred & IR Swap Impact 991 1, 104 905 169 169 (1) - - - - 656 Interest Attributable to $75MM Subordinated Note Raise C Interest expense on other borrowings (excluding interest on deposits) 9,722 9,328 8,314 894 832 Interest on deposits 17,228 30,202 24,142 4, 280 4,280 Interest expense, including interest on deposits $ 26,950 $ 39,530 $ 32,456 $ 5,174 $ 5,112 D Interest coverage on other borrowings (excluding deposit interest expense) - A / C 5.1x 6.2x 5.8x 20.5x 22.0x Interest coverage deposits and other borrowings - B / D 2.5x 2.2x 2.2x 4.4x 4.4x Source: S&P Global Market Intelligence and Company filings (1) Assumes 3.50% interest rate on $75 million new issuance 27 (2) Assumes net proceeds are retained at the holding company as liquidity

APPENDIX ADDITIONAL FINANCIAL DETAILAPPENDIX ADDITIONAL FINANCIAL DETAIL

CNB FINANCIAL CORP. FINANCIAL HIGHLIGHTS

In $000s except for per share data	For the Twelve Months Ended 12/31/2018	12/31/2019	12/31/2020	Quarters Ended 6/30/2020	9/30/2020	12/31/2020	3/31/2021
Balance Sheet							
Total Assets	$3,221,521	$3,763,659	$4,729,399	$4,469,551	$4,734,475	$4,729,399	$4,901,092
Total Loans	$2,479,348	$2,809,197	$3,371,789	$3,034,788	$3,350,734	$3,371,789	$3,400,984
Total Deposits	$2,610,786	$3,102,630	$4,181,744	$3,596,022	$4,022,705	$4,181,744	$4,358,100
Loans/Deposits	94.97%	90.54%	80.63%	84.39%	83.30%	80.63%	78.04%
Capital							
Common Equity	$262,830	$304,966	$358,352	$330,272	$358,143	$358,352	$359,818
Preferred Equity	$0	$0	$57,785	$0	$57,760	$57,785	$57,785
Total Equity/Assets	8.16%	8.10%	8.80%	7.39%	8.78%	8.80%	8.52%
Tang. Common Equity/Tang. Assets	7.02%	7.14%	6.70%	6.58%	6.67%	6.70%	6.50%
Adj. Tang. Common Equity/Tang. Assets	7.02%	7.43%	7.76%	8.09%	7.90%	7.76%	7.78%
Tier 1 Capital	10.33%	10.03%	11.91%	10.48%	12.05%	11.91%	12.18%
Leverage Ratio	7.87%	7.86%	8.11%	7.55%	8.39%	8.11%	8.34%
Profitability Measures							
Net Interest Margin (FTE)	3.77%	3.69%	3.34%	3.14%	3.15%	3.58%	3.56%
Non Interest Income/Avg. Assets	0.69%	0.76%	0.65%	0.77%	0.57%	0.66%	0.70%
Efficiency Ratio	61.37%	60.19%	65.10%	57.76%	67.71%	72.16%	58.18%
ROAA	1.12%	1.17%	0.75%	0.80%	0.66%	0.66%	1.20%
ROAE	13.46%	14.05%	11.19%	10.30%	8.28%	7.52%	13.68%
Earnings Per Share	$2.21	$2.63	$1.97	$0.54	$0.47	$0.40	$0.78
Net Income	$33,719	$40,081	$32,743	$8,246	$7,785	$7,899	$14,181
Asset Quality							
NPAs/Assets	0.74%	0.82%	0.89%	0.84%	0.79%	0.89%	0.90%
NPAs (excl TDRs)/Assets	0.48%	0.62%	0.67%	0.68%	0.59%	0.67%	0.69%
NCOs/Avg Loans	0.26%	0.24%	0.21%	0.41%	0.11%	0.21%	0.11%
ACL/Loans	0.80%	0.69%	1.02%	0.81%	0.80%	1.02%	1.05%
ACL/NPAs (excl TDRs)	126.58%	83.11%	108.86%	80.70%	96.07%	108.86%	105.70%

Note: Tangible common equity/tangible assets, adjusted tangible common equity/tangible assets and Net Interest Margin (FTE) are non-GAAP financial measures; See appendix for GAAP to non-GAAP reconciliation
Source: Company filings

CNB FINANCIAL CORPORATION

29

ADDITIONAL LOAN DETAIL – COMMERCIAL MORTGAGES § Total commercial mortgage loans of $1.08 billion (31.7% of total loans) as of March 31, 2021 § Diversified by property type – highest concentrations are Apartments and Accommodation and Food Services, 26% and 19% of commercial mortgages, respectively § Average loan size of $843 thousand CRE COMPOSITION (3/31/21) CRE PORTFOLIO (3/31/21) 30ADDITIONAL LOAN DETAIL – COMMERCIAL MORTGAGES § Total commercial mortgage loans of $1.08 billion (31.7% of total loans) as of March 31, 2021 § Diversified by property type – highest concentrations are Apartments and Accommodation and Food Services, 26% and 19% of commercial mortgages, respectively § Average loan size of $843 thousand CRE COMPOSITION (3/31/21) CRE PORTFOLIO (3/31/21) 30

ECONOMICALLY SENSITIVE INDUSTRIES TOTAL GROSS LOANS AS OF 3/31/21 COMMENTARY § The Company identifies its most economically sensitive loan exposure categories as hospitality, energy, restaurants, and healthcare § The Company is not significantly dependent on these economically sensitive industries § In its underwriting criteria for these companies, the Company prioritizes: § Projects, properties, or operators that are in- market § Experienced and proven owner-operators § Debt service coverage of 1.25x or better and LTV of 80% or better ADDITIONAL DETAIL AS OF 3/31/21 Outstanding Average Past Non- $ in Thousands Balance Loan Size Due Performing Most Economically Sensitive Industries $417,845 $618 2.1% $11,203 All Other Loans $2,983,139 $98 0.6% $21,666 Total Gross Loans $3,400,984 $109 0.8% $32,869 31ECONOMICALLY SENSITIVE INDUSTRIES TOTAL GROSS LOANS AS OF 3/31/21 COMMENTARY § The Company identifies its most economically sensitive loan exposure categories as hospitality, energy, restaurants, and healthcare § The Company is not significantly dependent on these economically sensitive industries § In its underwriting criteria for these companies, the Company prioritizes: § Projects, properties, or operators that are in- market § Experienced and proven owner-operators § Debt service coverage of 1.25x or better and LTV of 80% or better ADDITIONAL DETAIL AS OF 3/31/21 Outstanding Average Past Non- $ in Thousands Balance Loan Size Due Performing Most Economically Sensitive Industries $417,845 $618 2.1% $11,203 All Other Loans $2,983,139 $98 0.6% $21,666 Total Gross Loans $3,400,984 $109 0.8% $32,869 31

(1) HEALTHCARE LOAN PORTFOLIO HEALTHCARE LOANS BY CATEGORY (3/31/21) HEALTHCARE LOAN PORTFOLIO § Total healthcare portfolio comprises approximately 4% of total loan portfolio as of 3/31/21 § Well diversified portfolio § Full recourse from owners/partners at origination $147M § Hard cash/land in the project or purchase § Delinquent and non-performing loans include one $8.7 million loan relationship with adequate collateral support ADDITIONAL DETAIL AS OF 3/31/21 # of Outstanding Average Past Non- $ in Thousands Loans Balance Loan Size Due Performing Social Services 84 $36,181 $431 0.6% $216 Offices of Healthcare Professionals 170 29,407 173 0.0% 0 Hospitals 10 42,894 4,289 0.0% 0 Nursing and Residential Care Facilities 24 38,034 1,585 23.0% 8,747 Total Healthcare Loans 288 $146,516 $509 6.1% $8,963 32 (1) Excludes PPP loans(1) HEALTHCARE LOAN PORTFOLIO HEALTHCARE LOANS BY CATEGORY (3/31/21) HEALTHCARE LOAN PORTFOLIO § Total healthcare portfolio comprises approximately 4% of total loan portfolio as of 3/31/21 § Well diversified portfolio § Full recourse from owners/partners at origination $147M § Hard cash/land in the project or purchase § Delinquent and non-performing loans include one $8.7 million loan relationship with adequate collateral support ADDITIONAL DETAIL AS OF 3/31/21 # of Outstanding Average Past Non- $ in Thousands Loans Balance Loan Size Due Performing Social Services 84 $36,181 $431 0.6% $216 Offices of Healthcare Professionals 170 29,407 173 0.0% 0 Hospitals 10 42,894 4,289 0.0% 0 Nursing and Residential Care Facilities 24 38,034 1,585 23.0% 8,747 Total Healthcare Loans 288 $146,516 $509 6.1% $8,963 32 (1) Excludes PPP loans

APPENDIX MERGERS & ACQUISITIONSAPPENDIX MERGERS & ACQUISITIONS

RECENT ACQUISITIVE SUCCESS

	FC BANC CORP.[1]	LAKE NATIONAL BANK[2]	BANK OF AKRON[3]
ACQUISITION DATE	10/11/2013	7/15/2016	7/17/2020
ASSETS ($000)	$364,163	$156,575	$471,221
LOANS ($000)	$250,885	$122,367	$329,001
DEPOSITS ($000)	$326,963	$139,712	$425,696
LTM ROAA (%)	0.98%	0.53%	0.81%
LTM ROAE (%)	10.58%	5.73%	4.31%
NPAs / ASSETS (%)	0.42%	2.37%	0.66%

(1) Financial data as of most recent available quarter or twelve month (LTM) period prior to close, (quarter ended 9/30/2013)
(2) Financial data as of most recent available quarter or twelve month (LTM) period prior to close, (quarter ended 6/30/2016)
(3) Financial data as of most recent available quarter or twelve month (LTM) period prior to close, (quarter ended 6/30/2020)
Source: S&P Global Market Intelligence; Company filings; bank regulatory filings

CNB FINANCIAL CORPORATION 34

OVERVIEW: ACQUISITION OF BANK OF AKRON

KEY TRANSACTION METRICS

	At Completion
Completion Date:	July 17, 2020
Purchase Price ($M):	$40.8
Price / Tangible Book Value:	103.1%
Price / Earnings:	11.0x
Price / Assets:	10.0%
Core Deposit Premium:	0.4%

COMBINED BANKONBUFFALO FOOTPRINT


Niagara-on-the-Lake
Ridgeway
Albion
Medina
Brockport
St Catharines
Lockport
East Shelby
North Tonawanda
Tonawanda
Amherst
Welland
Main Rd
Batavia
Port Colborne
West Seneca
Marilla
East Aurora
Warsaw
Hamburg
BARK
CCNE

TRANSACTION RATIONALE

Target Financials	June 30, 2020 MRQ at Completion
Assets ($000):	$471,221
Loans ($000):	329,001
Deposits ($000):	425,696
LTM ROAA:	0.81%
LTM ROAE:	4.31%
NPAs / Assets:	0.66%

- In market expansion for high growth BankOnBuffalo division of CNB
- Branches, footprints and target markets contiguous but not overlapping
- Similar commercial banking focus to CNB
- Provides critical personnel depth to rapidly growing Buffalo franchises
- Filling market void created by consolidation of larger competitors in western New York

CNB FINANCIAL CORPORATION 35

APPENDIX OTHER RELEVANT INFORMATIONAPPENDIX OTHER RELEVANT INFORMATION

KROLL RATINGS SUMMARY

KROLL BOND RATING AGENCY - RATINGS SUMMARY

Ratings last affirmed July 2020

CNB FINANCIAL CORP	
Senior Unsecured Debt	BBB
Subordinated Debt	BBB-
Short-Term Debt	K3

CNB BANK	
Senior Unsecured Debt	BBB+
Subordinated Debt	BBB
Short-Term Deposit	K2
Short-Term Debt	K2

OUTLOOK	Stable

Source: Press Release – "KBRA Affirms Ratings for CNB Financial Corporation" (July 22, 2020)

CNB FINANCIAL CORPORATION 37

NON-GAAP RECONCILIATION

This presentation contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation's performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation's management believes that investors may use these non-GAAP measures to analyze the Corporation's financial performance without the impact of unusual items or events that may obscure trends in the Corporation's underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. A reconciliation of these non-GAAP financial measures is provided below (dollars in thousands, except per share data).

	For the year ending December 31,				Last-Twelve-Months
Dollars in thousands, except per share data	2017	2018	2019	2020	3/31/2021
Net Income	$23,860	$33,719	$40,081	$32,743	$38,111
ADD: Merger Costs, Prepayment Penalties and Branch Closure Costs (net of tax)	-	-	134	10,168	10,096
Adjusted Net Income (non-GAAP)	**$23,860**	**$33,719**	**$40,215**	**$42,911**	**$48,207**

	As of or for the year ending December 31,				Year-to-Date	
Dollars in thousands, except per share data	2017	2018	2019	2020	3/31/2021	
Net Income	$23,860	$33,719	$40,081	$32,743	$14,181	
ADD: Merger Costs, Prepayment Penalties and Branch Closure Costs (net of tax)	-	-	134	10,168	-	
Net Income + Merger, Prepayment and Branch Costs	**$23,860**	**$33,719**	**$40,215**	**$42,911**	**$14,181**	A
Average Assets	$2,677,531	$3,008,302	$3,413,737	$4,347,142	$4,781,217	B
Adjusted Return on Average Assets	**0.89%**	**1.12%**	**1.18%**	**0.99%**	**1.20%**	(A / B)

CNB FINANCIAL CORPORATION 38

NON-GAAP RECONCILIATION

Dollars in thousands, except per share data	For the year ending December 31, 2017	2018	2019	2020	Year-to-Date 3/31/2021	
Non-Interest Expense	$70,037	$79,342	$87,508	$107,326	$27,804	
LESS: Core Deposit Intangible Amortization	1,229	898	567	206	28	
LESS: Merger Costs, Prepayment Penalties and Branch Closure Costs	-	-	-	12,642	-	
Adjusted Non-Interest Expense	**$68,808**	**$78,444**	**$86,941**	**$94,478**	**$27,776**	A
Non-Interest Income	21,435	20,723	25,975	28,059	8,239	B
Net Interest Income	91,509	104,920	116,198	134,711	39,121	
LESS: Tax Exempt Investment and Loan Income, net of TEFRA (non-GAAP)	6,063	6,572	6,664	5,703	1,304	
ADD: Tax Exempt Investment and Loan Income (non-GAAP) (tax-equivalent)	7,930	8,759	8,945	7,490	1,689	
Adjusted Net Interest Income (non-GAAP)	93,376	107,107	118,479	136,498	39,506	C
Adjusted Net Revenue (non-GAAP) (tax-equivalent)	**114,811**	**127,830**	**144,454**	**164,557**	**47,745**	D (B + C)
Adjusted Efficiency Ratio, net of Merger Costs, Prepayment Penalties and Branch Closure Costs	**59.93%**	**61.37%**	**60.19%**	**57.41%**	**58.18%**	E (A / D)

CNB FINANCIAL CORPORATION 39

NON-GAAP RECONCILIATION

Dollars in thousands, except per share data	As of or for the year ending December 31, 2017	2018	2019	2020	As of or for quarter, 3/31/2021	
Average Common Equity	$239,223	$250,496	$285,324	$337,963	$362,664	
LESS: Average Intangibles	40,984	39,877	39,145	41,821	44,306	
Average Tangible common equity (non-GAAP)	**$198,239**	**$210,619**	**$246,179**	**$296,142**	**$318,358**	A
Net Income Available to Common	23,860	33,719	40,081	31,596	13,106	
ADD: Merger Costs, Prepayment Penalties and Branch Closure Costs (net of tax)	-	-	134	10,168	-	
Net Income + Merger, Prepayment and Branch Costs	**$23,860**	**$33,719**	**$40,215**	**$41,764**	**$13,106**	B
Adjusted Return on Average Tangible Common Equity	**12.04%**	**16.01%**	**16.34%**	**14.10%**	**16.70%**	(B / A)

Dollars in thousands, except per share data	As of December 31, 2018	2019	2020	As of 6/30/2020	9/30/2020	12/31/2020	3/31/2021	
Total stockholder's equity (GAAP)	$262,830	$304,966	$416,137	$330,272	$415,903	$416,137	$417,603	
LESS: preferred equity	-	-	57,785	-	57,760	57,785	57,785	
LESS: goodwill and other intangible assets	39,457	38,890	44,316	38,738	45,370	44,316	44,288	
Tangible common equity (non-GAAP)	**$223,373**	**$266,076**	**$314,036**	**$291,534**	**$312,773**	**$314,036**	**$315,530**	A
Total assets (GAAP)	$3,221,521	$3,763,659	$4,729,399	$4,469,551	$4,734,475	$4,729,399	$4,901,092	B
LESS: goodwill and other intangible assets	39,457	38,890	44,316	38,738	45,370	44,316	44,288	C
Tangible assets (Non-GAAP)	$3,182,064	$3,724,769	$4,685,083	$4,430,813	$4,689,105	$4,685,083	$4,856,804	D (B - C)
LESS: PPP-related Loans, net of Deferred PPP Processing Fees	-	-	155,529	217,007	222,972	155,529	$195,025	E
LESS: Excess liquidity at the Federal Reserve	925	145,375	482,503	612,325	508,072	482,503	604,545	F
Adjusted Tangible assets (Non-GAAP)	3,181,139	3,579,394	4,047,051	3,601,481	3,958,061	4,047,051	4,057,234	G (D - E - F)
Tangible common equity to tangible assets (non-GAAP)	**7.02%**	**7.14%**	**6.70%**	**6.58%**	**6.67%**	**6.70%**	**6.50%**	H (A / D)
Adjusted Tangible common equity to tangible assets (non-GAAP)	**7.02%**	**7.43%**	**7.76%**	**8.09%**	**7.90%**	**7.76%**	**7.78%**	I (A / G)

CNB FINANCIAL CORPORATION 40

NON-GAAP RECONCILIATION For the year ending December 31, For the quarter ending Dollars in thousands, except per share data 2018 2019 2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 Interest Income (fully tax equivalent basis) (non-GAAP) $133,318 $157,204 $168,528 $38,435 $42,692 $46,977 $44,619 LESS: Interest Expense (fully tax equivalent basis) (non-GAAP) 26,950 39,530 3 2,456 8,135 7 ,692 6 ,533 5,174 Net Interest Income (fully tax equivalent basis) (non-GAAP) 1 06,368 1 17,674 1 36,072 3 0,300 3 5,000 40,444 3 9,445 A Average Total Earning Assets $2,815,215 $3,194,911 $4,092,076 $3,903,207 $4,441,326 $4,508,257 $4,509,662 (ADD) LESS: Average Mark to Market Adjustment on Investments (5,827) 5 ,631 18,884 2 1,665 21,859 19,765 1 7,310 Adjusted Total Earning Assets 2,821,042 3,189,280 4 ,073,192 3,881,542 4 ,419,467 4 ,488,492 4,492,352 B Net Interest Margin, fully tax equivalent basis (non-GAAP) (annualized) 3.77% 3.69% 3.34% 3.14% 3.15% 3.58% 3.56% A / B 41NON-GAAP RECONCILIATION For the year ending December 31, For the quarter ending Dollars in thousands, except per share data 2018 2019 2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 Interest Income (fully tax equivalent basis) (non-GAAP) $133,318 $157,204 $168,528 $38,435 $42,692 $46,977 $44,619 LESS: Interest Expense (fully tax equivalent basis) (non-GAAP) 26,950 39,530 3 2,456 8,135 7 ,692 6 ,533 5,174 Net Interest Income (fully tax equivalent basis) (non-GAAP) 1 06,368 1 17,674 1 36,072 3 0,300 3 5,000 40,444 3 9,445 A Average Total Earning Assets $2,815,215 $3,194,911 $4,092,076 $3,903,207 $4,441,326 $4,508,257 $4,509,662 (ADD) LESS: Average Mark to Market Adjustment on Investments (5,827) 5 ,631 18,884 2 1,665 21,859 19,765 1 7,310 Adjusted Total Earning Assets 2,821,042 3,189,280 4 ,073,192 3,881,542 4 ,419,467 4 ,488,492 4,492,352 B Net Interest Margin, fully tax equivalent basis (non-GAAP) (annualized) 3.77% 3.69% 3.34% 3.14% 3.15% 3.58% 3.56% A / B 41